AdvisorDesigns Variable Annuity AdvanceDesigns Variable Annuity SecureDesigns Variable Annuity	Issued by:	Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated June 24, 2005,
To Current Prospectus Dated May 1, 2005

This supplement amends the description of the Dollar for Dollar Living Benefit Rider by deleting the third paragraph under "Dollar for Dollar Living Benefit" and replacing it with the following:

Under this rider, you may withdraw up to a specified amount each Contract Year (the "Annual Limit"), without a proportional reduction in the Minimum Income Benefit. If you purchase this rider when you purchase the Contract, the Annual Limit initially is equal to 6% of the initial Purchase Payment, not including any Credit Enhancement and/or any Bonus Credits. If you purchase this rider on a Contract Anniversary, the Annual Limit initially is equal to 6% of Contract Value. The Annual Limit will remain the same each Contract Year, unless you make additional Purchase Payments after the purchase date of the rider or make a withdrawal that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit immediately prior to the withdrawal.

This supplement amends the description of the Dollar for Dollar Combination Benefit Rider by deleting the sixth paragraph under "Dollar for Dollar Combination Benefit" and replacing it with the following:

Under this rider, you may withdraw up to a specified amount each Contract Year (the "Annual Limit"), without a proportional reduction in the Minimum Death Benefit. The Annual Limit initially is equal to 6% of the initial Purchase Payment, not including any Credit Enhancement and Bonus Credit. The Annual Limit will remain the same each Contract Year, unless you make additional Purchase Payments after the Contract Date or make a withdrawal that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit immediately prior to the withdrawal.

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This supplement should be retained with your Prospectus for future reference. If you have any questions, please contact 1-800-888-2461 or your registered representative.

Please Retain This Supplement For Future Reference